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                                                                   Exhibit 10.11

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                                   SPORSTICKER

 HARBORSIDE FINANCIAL CENTER, 600 PLAZA TWO, JERSEY CITY, NEW JERSEY 07311 [bullet] (201) 309-1200

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COMPANY NAME                                              AREA CODE/PHONE NO.

                  go2net, Inc.                                       (206) 447-1595
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INSTALLATION
ADDRESS:       1301 5th Avenue, Suite 3320        Seattle, WA                         98101
        --------------------------------------------------------------------------------------------------------
                      (Street)                   (City/State)                         (Zip)

NEAREST CROSS STREET:
                     -------------------------------------------------------------------------------------------
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INSTALL LOCATION:              CONTACT AT ADDRESS ABOVE                 TYPE OF BUSINESS:
DEPT./FLOOR ROOM #             (INCLUDE PHONE NUMBER)


                               Mr. John Keister                         Vendor/Internet Site/World Wide
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BILLING INFORMATION IF OTHER THAN ABOVE:
                                        ------------------------------------------------------------------------
                                                               (Contact Name and Phone Number)


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  (Company Name)             (Street)                          (City/State)                       (Zip)
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             SERVICES                           MONTHLY                     NON-RECURRING         TOTAL MONTHLY
       SUBJECT TO AGREEMENT                   SERVICE FEE                      CHARGES            FEES
               *

*  Monthly Information:

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SUBSCRIPTION TERM AND RATES
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  The subscription service period is for a minimum of 24 months (beginning on the first day of service operation or __________) and service shall continue on a revolving 12-month renewal term basis thereafter until terminated effective at the end of the term or any renewal with thirty (30) days prior written notice by either party. The month service fee is  *  . The
  installation charge is $   *     . The security deposit is $ XXX and will be
  returned to the subscriber upon cancellation and return of all SportsTicker equipment.
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INTENDED USE
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  SPECIFY INTENDED USE OF
  SPORTSTICKER INFORMATION:                       SEE ADDENDUM
                           -----------------------            --------------------------------------------------
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ACCEPTANCE
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  THE SUBSCRIBER HEREBY ACKNOWLEDGES RECEIPT OF CURRENT SPORTSTICKER RATES AND
  ACKNOWLEDGES THAT SUBSCRIBER HAS CAREFULLY READ AND UNDERSTANDS THE PROVISIONS
  OF THE AGREEMENT WHICH INCLUDE THE TERMS AND CONDITIONS AS INDICATED ABOVE AND
  THE REVERSE SIDE HEREOF.
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* Information omitted for confidential treatment.
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                 SERVICE REQUESTED BY                                   SUBSCRIPTION ACCEPTED BY


                    go2net, Inc.                                     /s/
  --------------------------------------------------       -----------------------------------------------
                   (Company Name)                                   Authorized SportsTicker Officer

                /s/ Russell Horowitz
  --------------------------------------------------       -----------------------------------------------
        (Signature & Title of duly authorized                                  (Date)
            officer, partner or proprietor)
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                    THIS AGREEMENT IS SUBJECT TO ACCEPTANCE BY SPORTSTICKER ENTERPRISES, L.P.

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               ADDENDUM TO THE SPORTSTICKER SUBSCRIPTION AGREEMENT


     THIS ADDENDUM TO THE SPORTSTICKER SUBSCRIPTION AGREEMENT, dated as of July 31, 1996 (THE "Agreement"), BY AND BETWEEN SportsTicker Enterprises, L.P. ("ST") and go2net ("g2n").

     The Agreement shall be amended as follows:

     1. ST grants to g2n the non-exclusive right to redistribute information through an Internet site offered directly by g2n, to individuals or entities solely for their personal, private, non-commercial use.

     2. Each month during the term of the Agreement, g2n shall pay to ST the monthly service fee noted in the ST Subscription Agreement. Should g2n become delinquent (past due 30 days) with these payments, ST may discontinue the service upon ten (10) days written notice.

     3. The Agreement shall be for a term of twenty-four (24) months, beginning on the first day of installation of the ST service and shall continue on a revolving twelve (12) month renewal term basis thereafter until terminated effective at the end of the term or any renewal with thirty (30) days prior written notice by either party. In addition, either party hereto may terminate this Agreement at any time upon ninety (90) days prior written notice to the other party hereto.

     4. g2n shall not permit any third party to brand that part of g2n's service utilizing the ST information in such a way as to imply that the ST information is the property of or provided by any party other than ST or that any relationship exists between ST and any such third party.

     5. g2n shall not use the ST names, trademarks, or other corporate identification for promotional or any advertising purposes without the express written consent of ST, except for copyright purposes.

     6. The terms and conditions of the Agreement and this Addendum shall be kept confidential by g2n and not disclosed to any third party.

          /s/ Russell C. Horowitz          /s/
          ---------------------------      ------------------------------

          For:  go2net                     For:  SportsTicker Enterprises, L.P.


          Date: 7/31/96                    Date:  8-7-96
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